Exhibit 10.6

ASSET REPRESENTATIONS REVIEW AGREEMENT
CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Issuing Entity
and
CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3,
as Grantor Trust
and
CARVANA, LLC,
as Administrator and Sponsor
and
BRIDGECREST CREDIT COMPANY, LLC
as Servicer
and
CLAYTON FIXED INCOME SERVICES LLC
as Asset Representations Reviewer
_____________________________
Dated as of August 25, 2026
_____________________________

TABLE OF CONTENTS

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TABLE OF CONTENTS
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SCHEDULE A    Review Materials
SCHEDULE B    Representations, Warranties and Tests

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CRVNA 2026-P3 Asset
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This ASSET REPRESENTATIONS REVIEW AGREEMENT (this “Agreement”), entered into as of August 25, 2026, by and among CARVANA AUTO RECEIVABLES TRUST 2026-P3, a Delaware statutory trust, as issuing entity (the “Issuing Entity”), CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3, a Delaware statutory trust, as grantor trust (the “Grantor Trust”), CARVANA, LLC, an Arizona limited liability company, in its capacity as administrator and sponsor (“Carvana,” the “Administrator” or the “Sponsor”), BRIDGECREST CREDIT COMPANY, LLC (the “Servicer”), and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company (the “Asset Representations Reviewer”).
WHEREAS, the Issuing Entity desires to engage the Asset Representations Reviewer to perform reviews of certain Receivables for compliance with certain representations and warranties made with respect thereto; and
WHEREAS, the Asset Representations Reviewer desires to perform such reviews of Receivables in accordance with the terms of this Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I.
USAGE AND DEFINITIONS
Section 1.01     Usage and Definitions.
Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Asset Representations Review Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.
Section 1.02     Definitions.
Whenever used in this Agreement, the following words and phrases shall have the following meanings:
“Annual Fee” has the meaning stated in Section 4.02(a).
“Collateral Custodian Review Materials” means the documents, data, and other information required for each “Test” in Schedule A.
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“Confidential Information” has the meaning stated in Section 4.08(b).

“Eligible Representations” shall mean those representations identified within the “Tests” included in Schedule B.

“Information Recipients” has the meaning stated in Section 4.08(a).
“Indemnified Person” has the meaning stated in Section 4.05(a).

“Issuing Entity PII” has the meaning stated in Section 4.09(a).
“PII” has the meaning stated in Section 4.09(a).
“Privacy Laws” has the meaning stated in Section 4.09(b).
“Review Fee” has the meaning stated in Section 4.02(b).

“Review Materials” means the Collateral Custodian Review Materials, the Servicer Review Materials and the Sponsor Review Materials.

“Review Receivables” means those Delinquent Receivables that have been Delinquent Receivables for more than 60 days as of the last day of the preceding Collection Period identified by the Sponsor as requiring an Asset Representations Review by the Asset Representations Reviewer following receipt of an Asset Representations Review Notice according to Section 3.01.

    “Review Report” has the meaning stated in Section 3.04.

“Servicer Review Materials” means the documents, data, and other information required for each “Test” in Schedule A.

“Servicer System of Record” means the information storage and retrieval system that is the authoritative data source for the Servicer’s servicing activities.

“Sponsor Review Materials” means the documents, data, and other information required for each “Test” in Schedule A.

    “Tests” means the procedures listed in Schedule B as applied to the process described in Section 3.03.

“Test Complete” has the meaning stated in Section 3.03(c).

    “Test Fail” has the meaning stated in Section 3.03(a).

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    “Test Pass” has the meaning stated in Section 3.03(a).

ARTICLE II.

ENGAGEMENT; ACCEPTANCE
Section 2.01     Engagement; Acceptance.
The Issuing Entity hereby engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Issuing Entity. Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.
Section 2.02     Confirmation of Status.
The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Receivables for compliance with the representations and warranties under the Transaction Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Transaction Documents, or if any Receivable is required to be repurchased.
Section 2.03     Consent to Filing.
The Asset Representations Reviewer hereby consents to the filing of this Agreement, including the schedules hereto, with the Commission.
ARTICLE III.
ASSET REPRESENTATIONS REVIEW PROCESS
Section 3.01     Asset Representations Review Notices and Identification of Review Receivables.
On receipt of an Asset Representations Review Notice from the Indenture Trustee according to Section 12.2(d) of the Indenture, the Asset Representations Reviewer will start an Asset Representations Review. The Servicer, at the direction of the Issuing Entity, will provide the list of Review Receivables to the Asset Representations Reviewer within 20 Business Days of receipt of the Asset Representations Review Notice.
The Asset Representations Reviewer will not be obligated to start, and will not start, an Asset Representations Review until an Asset Representations Review Notice and the related list of Review Receivables is received. The Asset Representations Reviewer is not obligated to verify (i) whether the conditions to the initiation of the Asset Representations Review and the issuance of an Asset Representations Review Notice described in Section 12.2 of the Indenture

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were satisfied or (ii) the accuracy or completeness of the list of Review Receivables provided by the Servicer, at the direction of the Issuing Entity.
Section 3.02     Review Materials.
(a)     Access to Review Materials. Within 60 days of the Noteholder vote approving the Asset Representations Review pursuant to Section 12.2 of the Indenture, the Issuing Entity will instruct the Servicer, the Sponsor and the Collateral Custodian (only in the case of clause (iv) below) to provide the Asset Representations Reviewer with access to the Review Materials for all Review Receivables in one or more of the following ways, at its option: (i) by providing access to the Servicer’s systems or the Sponsor’s systems as applicable, either remotely or at an office of the applicable party, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the applicable party, (iv) in the case of the Collateral Custodian’s systems, by providing physical access to the Asset Representations Reviewer in the presence of an employee of the Collateral Custodian or (v) in another manner agreed by the applicable party and the Asset Representations Reviewer, in each case in compliance with Applicable Law. The Servicer may, but shall not be obligated to, redact or remove Personally Identifiable Information from the Review Materials so long as such redaction or removal does not result in a change in the meaning or usefulness of the Review Materials. The Asset Representations Reviewer shall be entitled to rely in good faith, without independent investigation or verification, that the Review Materials are accurate and complete in all material respects, and not misleading in any material respect.
(b)     Missing or Insufficient Review Materials. Upon receipt of the Review Materials, the Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer determines any missing or insufficient Review Materials, the Asset Representations Reviewer will notify the Servicer, the Sponsor and the Collateral Custodian promptly, and in any event no less than 15 calendar days before completing the Asset Representations Review. The Servicer, the Sponsor and or the Collateral Custodian, as applicable, will have 15 calendar days to give the Asset Representations Reviewer access to the missing Review Materials or other documents or information to correct the insufficiency. If the missing Review Materials or other documents have not been provided by the Servicer, the Sponsor or the Collateral Custodian, as applicable, within 15 calendar days, the related Review Report will report a Test Fail for each Test that requires use of the missing or insufficient Review Materials.
Section 3.03     Performance of Reviews.
(a)     Test Procedures. For an Asset Representations Review, the Asset Representations Reviewer will perform, for each Review Receivable, the Tests for each Eligible Representation. In the course of its review, the Asset Representations Reviewer will use the Review Materials listed in Schedule A as specified in the description of each Test under Schedule B. For each Test and Review Receivable, the Asset Representations Reviewer will determine if the Test has been

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satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”). During the course of its review, the Asset Representations Reviewer will provide the Issuing Entity, the Grantor Trust and the Servicer and the Sponsor with a preliminary list of any Test Fail and the issues identified and, at that time, the Sponsor has the option of electing to provide additional Review Materials or information which the Asset Representations Reviewer will analyze and consider in preparing the Review Report.
(b)     Review Period. The Asset Representations Reviewer will complete the Asset Representations Review within 60 days of receiving access to the Review Materials. However, if missing or additional Review Materials are subsequently provided to the Asset Representations Reviewer as described in Sections 3.02(b) or 3.03(a), the Asset Representations Review period may be extended for an additional 30 days.
(c)     Completion of Review for Certain Review Receivables. Following the delivery of the list of the Review Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Issuing Entity or the Administrator, on the Issuing Entity’s behalf, may notify the Asset Representations Reviewer if a Review Receivable is paid in full by the Obligor or otherwise satisfied or repurchased from the Issuing Entity and the Grantor Trust in accordance with the Transaction Documents. On receipt of such notice, the Asset Representations Reviewer will immediately terminate all Tests of the related Review Receivable, and the Asset Representations Review of such Review Receivable will be considered complete (a “Test Complete”). In this case, the related Review Report will indicate a Test Complete for such Review Receivable and the related reason.
(d)     Previously Reviewed Receivables; Duplicative Tests. If any Review Receivable was included in a prior Review, the Asset Representations Reviewer will not conduct additional Tests on such Review Receivable, but will include the previously reported Test results in the Review Report for the current Review. If the same Test is required for more than one Eligible Representation, the Asset Representations Reviewer will only perform the Test once for each Review Receivable, but will report the results of the Test for each applicable Eligible Representation on the Review Report.
(e)     Termination of Review. If an Asset Representations Review is in process and the Notes will be paid in full on the next Distribution Date, the Issuing Entity or the Administrator will notify the Asset Representations Reviewer no less than 10 days before that Distribution Date. On receipt of such notice, the Asset Representations Reviewer will terminate the Asset Representations Review immediately and will not be obligated to deliver a Review Report.
(f)    Review Systems; Personnel. The Asset Representations Reviewer will maintain business process management and/or other systems necessary to ensure that it can perform each Test. The Asset Representations Reviewer will ensure that these systems allow for each Review Receivable and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff who are properly trained to conduct Reviews as required by this Agreement.

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Section 3.04     Review Report.
Within five (5) Business Days after the end of the applicable Asset Representations Review period under Section 3.03(b), the Asset Representations Reviewer will deliver to the Administrator, the Issuing Entity, the Grantor Trust, the Sponsor, the Servicer, the Depositor and the Indenture Trustee a report indicating for each Review Receivable whether there was a Test Pass, Test Fail or Test Complete for each related Test (a “Review Report”). For each Test Fail or Test Complete, the Review Report will indicate the related reason, including (for example) whether the Review Receivable was a Test Fail as a result of missing or incomplete Review Materials. The Review Report will contain a summary of the Asset Representations Review results to be included in the Issuing Entity’s Form 10-D report for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any PII. On reasonable request of the Sponsor, the Asset Representations Reviewer will provide additional details on the Test results.
Section 3.05     Review Representatives.
(a)     Sponsor Representative. The Sponsor will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Asset Representations Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Sponsor Review Materials on the Sponsor’s originations, receivables or other systems, obtaining missing or insufficient Sponsor Review Materials and/or providing clarification of any Sponsor Review Materials or Tests.
(b)     Collateral Custodian Representative. The Collateral Custodian will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Asset Representations Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Collateral Custodian Review Materials, receivables or other systems, obtaining missing or insufficient Collateral Custodian Review Materials and/or providing clarification of any Collateral Custodian Review Materials or Tests.
(c)     Servicer Representative. The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Asset Representations Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Servicer Review Materials, receivables or other systems, obtaining missing or insufficient Servicer Review Materials and/or providing clarification of any Servicer Review Materials or Tests.
(d)     Asset Representations Review Representative. The Asset Representations Reviewer will designate one or more representatives who will be available to the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer during the performance of an Asset Representations Review.
(e)     Questions About Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for

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clarification of any Review Report from the Indenture Trustee, the Servicer or the Sponsor until the earlier of (i) the payment in full of the Notes and (ii) one year after the delivery of such Review Report. The Asset Representations Reviewer will not be obligated to respond to questions or requests for clarification from Noteholders or any other Person and will direct such Persons to submit written questions or requests to the Administrator.
Section 3.06     Dispute Resolution.
If a Review Receivable that was the subject of an Asset Representations Review becomes the subject of a dispute resolution proceeding under Section 3.2 of the Receivables Purchase Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the requesting party for the dispute resolution and will be paid, in the case of (i) an arbitration by a party to the dispute resolution as determined by the arbitrator for the dispute resolution or (ii) a mediation, as the parties shall mutually determine, in each case according to Section 3.2 of the Receivables Purchase Agreement. If not paid by a party to the dispute resolution, the expenses will be reimbursed in accordance with Section 4.02(d).
Section 3.07     Limitations on Review Obligations.
(a)     Review Process Limitations. The Asset Representations Reviewer will have no obligation (i) to determine whether a Delinquency Trigger Event has occurred or whether the required percentage of Noteholders has voted to direct an Asset Representations Review under the Indenture, (ii) to determine which Receivables are subject to an Asset Representations Review, (iii) to obtain or confirm the validity of the Review Materials, (iv) to obtain missing or insufficient Review Materials except as specifically described herein, (v) to take any action or cause any other party to take any action under any of the Transaction Documents to enforce any remedies for breaches of representations or warranties about the Eligible Representations, (vi) to determine the reason for the delinquency of any Review Receivable, the creditworthiness of any Obligor, the overall quality of any Review Receivable or the compliance by the Servicer with its covenants with respect to the servicing of such Review Receivable, or (vii) to establish cause, materiality or recourse for any failed Test as described in Section 3.03.
(b)     Testing Procedure Limitations. The Asset Representations Reviewer will only be required to perform the Tests, and will not be obligated to perform additional procedures on any Review Receivable or to provide any information other than a Review Report. However, the Asset Representations Reviewer may provide additional information in a Review Report about any Review Receivable that it determines in good faith to be material to the Asset Representations Review.
(c)     Maintenance of Review Materials. The Asset Representations Reviewer will maintain copies of any Review Materials, Review Reports and other documents relating to an Asset Representations Review, including internal correspondence and work papers, until the earlier of (i) payment in full of the Notes and (ii) one year after the delivery of the applicable

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Review Report. At the expiration of such period, the Asset Representations Reviewer shall return Review Materials to the Servicer, the Sponsor or the Collateral Custodian, as applicable.
ARTICLE IV.
ASSET REPRESENTATIONS REVIEWER
Section 4.01     Representations and Warranties of the Asset Representations Reviewer.
The Asset Representations Reviewer hereby makes the following representations and warranties as of the Closing Date:
(a)     Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Asset Representations Reviewer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.
(b)     Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.
(c)     No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (i) conflict with, or be a breach or default under, any indenture, loan agreement, mortgage, deed of trust, guarantee or similar document under which the Asset Representations Reviewer is a debtor or guarantor, (ii) result in the creation or imposition of a Lien on the properties or assets of the Asset Representations Reviewer under the terms of any indenture, loan agreement, mortgage, deed of trust, guarantee or similar document, (iii) violate the organizational documents of the Asset Representations Reviewer or (iv) violate an Applicable Law or, to the Asset Representations Reviewer’s knowledge, an order, rule or regulation of a Governmental Authority having jurisdiction over the Asset Representations Reviewer or its property that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.
(d)     No Proceedings. To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a Governmental

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Authority having jurisdiction over the Asset Representations Reviewer or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the completion of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.
(e)     Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.01, and will notify the Issuing Entity, the Sponsor and the Servicer promptly if it no longer meets, or reasonably expects that it will no longer meet, the eligibility requirements in Section 5.01.
Section 4.02     Fees and Expenses.
(a)     Annual Fee. As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive an annual fee (the “Annual Fee”) with respect to each annual period prior to the termination of the Grantor Trust, in an amount equal to $5,000; provided, that the Asset Representations Reviewer will return to the Administrator or the Issuing Entity, as applicable, the pro rata portion of the Annual Fee to the extent the Issuing Entity is terminated prior to the end of an annual period for which an Annual Fee has been paid. The Annual Fee will be paid by (i) the Sponsor on the Closing Date and (ii) the Issuing Entity on each anniversary of the Closing Date until this Agreement is terminated via the priority of payments described in Section 2.7 of the Indenture on the Distribution Date following the month in which the invoice was received by the Sponsor and the Issuing Entity.
(b)     Review Fee. Following the completion of an Asset Representations Review and the delivery of the related Review Report pursuant to Section 3.04, or the termination of an Asset Representations Review according to Section 3.03(e), and the delivery to the Issuing Entity and the Sponsor of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee payable by the Issuing Entity of $200 for each Review Receivable for which the Asset Representations Review was started (the “Review Fee”). If the detailed invoice is submitted on or before the first day of a month, the Review Fee will be paid by the Issuing Entity pursuant to the priority of payments described in Section 2.7 of the Indenture, starting on or before the Distribution Date in that month. However, no Review Fee will be charged for any Review Receivable (i) which was included in a prior Review, (ii) for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Representations Review according to Section 3.03(e), (iii) for which no Tests were completed prior to the Asset Representations Reviewer being notified of the Review Receivable being paid in full by the Obligor, otherwise satisfied or repurchased as described in Section 3.03(c), or (iv) due to missing or insufficient Review Materials under Section 3.02(b). However, if an Asset Representations Review is terminated according to Section 3.03(e), the Asset Representations Reviewer must submit its invoice to the Issuing Entity and the Sponsor for the Review Fee for the terminated Review no later than ten (10) Business Days before the final Distribution Date to be reimbursed on such final Distribution Date.

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(c)     Reimbursement of Travel Expenses. If the Servicer, the Sponsor or the Collateral Custodian provides access to the Review Materials at one or more of its or their properties, the Issuing Entity will reimburse the Asset Representations Reviewer for its reasonable out-of-pocket travel expenses incurred in connection with the Asset Representations Review promptly following receipt of a detailed invoice.
(d)     Dispute Resolution Expenses. If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.06 of this Agreement and its reasonable out-of-pocket expenses for participating in the proceeding are not paid by a party to the dispute resolution within ninety (90) days after the end of the proceeding, the Issuing Entity will reimburse the Asset Representations Reviewer for such expenses promptly following receipt of a detailed invoice via the priority of payments described in Section 2.7 of the Indenture on the Distribution Date following the month in which the invoice was received by the Sponsor and the Issuing Entity.
(e)     Payment of Invoices. When applicable pursuant to this Section 4.02, for fees and expenses of the Asset Representations Reviewer that are not paid when due by the Issuing Entity within thirty (30) days following the receipt of an invoice by the Issuing Entity, the Asset Representations Reviewer will issue invoices to the Sponsor and the Issuing Entity at the notices address set forth in Part III of the Indenture and the Sponsor shall pay all invoices submitted by the Asset Representations Reviewer.
(f)     Reimbursement of Servicer Expenses. The Issuing Entity shall reimburse the Servicer for all reasonable out of pocket costs and expenses incurred by the Servicer in connection with its compliance with the terms of this Agreement.
Section 4.03     Limitation on Liability.
The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.04     Indemnification by Asset Representations Reviewer.
The Asset Representations Reviewer will indemnify each of the Issuing Entity, the Grantor Trust, the Depositor, the Seller, the Servicer, the Administrator, the Sponsor, the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee and their respective directors, officers, employees and agents for all fees, expenses, losses, damages and liabilities, including those incurred in connection with the enforcement of this indemnification (and including any attorneys fees’, expenses and court costs), resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this

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Agreement, (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement or (c) the Asset Representations Reviewer’s breach of any of its obligations in Sections 4.08 and 4.09 of this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.04 will survive the termination of this Agreement, the termination of the Grantor Trust and the resignation or removal of the Asset Representations Reviewer.

Section 4.05     Indemnification of Asset Representations Reviewer.
(a)     Indemnification. The Issuing Entity will, or will cause the Sponsor to, indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “Indemnified Person”), for all costs, expenses, losses, damages and liabilities resulting from the performance of its obligations under this Agreement (including the reasonable out-of-pocket fees and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence, (ii) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement or (iii) the Asset Representations Reviewer’s breach of any of its obligations in Section 4.08 and 4.09 of this Agreement.
(b)     Proceedings. Promptly on receipt by an Indemnified Person of notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 4.05(a), notify the Issuing Entity, the Grantor Trust and the Administrator of the Proceeding. The Sponsor and the Issuing Entity may participate in and assume the defense and settlement of a Proceeding at its expense. If the Issuing Entity or the Sponsor notifies the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Issuing Entity or the Sponsor assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Issuing Entity and the Sponsor will not be liable for fees and expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Issuing Entity or the Sponsor, as applicable, and the Indemnified Person. If there is a conflict, the Sponsor will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person. No settlement of a Proceeding may be made without the approval of the Issuing Entity and the Sponsor and the Indemnified Person, which approval will not be unreasonably withheld, conditioned or delayed.
(c)     Survival of Obligations. The Issuing Entity’s and the Sponsor’s obligations under this Section 4.05 will survive the resignation or removal of the Asset Representations Reviewer and the termination of this Agreement.
If all or a portion of indemnities due to the Asset Representations Reviewer are not paid by the Issuing Entity to the Asset Representations Reviewer within 30 days of receipt of an invoice, pursuant to the priority of payments described in Sections 2.7 or 5.4(b) of the Indenture, as applicable, on the Distribution Date following the month in which the invoice was received by the Issuing Entity, then the unpaid portion of such indemnities then due and payable shall be paid by the Sponsor.

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(d)     Repayment. If the Issuing Entity or the Sponsor makes any payment under this Section 4.05 and the Indemnified Parties later collects any of the amounts for which the payments were made to it from others, the Indemnified Person will promptly repay the amount to the Sponsor or the Issuing Entity, as applicable.
Section 4.06     Inspections of Asset Representations Reviewer.
The Asset Representations Reviewer agrees that, with reasonable advance notice not more than once during any year, it will permit authorized representatives of the Issuing Entity, the Grantor Trust or the Sponsor, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuing Entity’s, the Grantor Trust’s or the Sponsor’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuing Entity, the Grantor Trust and the Sponsor will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by Applicable Law or if the Issuing Entity, the Grantor Trust or the Sponsor reasonably determines that it is required to make the disclosure under this Agreement or the other Transaction Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement. In the event the Servicer requests information pertaining to the review and examination of the Asset Representation Reviewer as described above, the Issuing Entity, the Grantor Trust, and the Sponsor, as the case may be, will notify the Asset Representations Reviewer of such request and, with the Asset Representations Reviewer’s consent, may provide such information to the Servicer; provided it is acknowledged and agreed that such consent may be conditioned on the execution by the Servicer of a confidentiality or non-disclosure agreement.
Section 4.07     Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuing Entity, the Grantor Trust and the Servicer, which consent will not be unreasonably withheld or delayed.
Section 4.08     Confidential Information.
(a)     Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.08, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Reviews of Review Receivables or

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performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by the Seller or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.
(b)     Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including:
(i) lists of Review Receivables and any related Review Materials;
(ii) origination and servicing guidelines, policies and procedures, and form contracts; and
(iii) notes, analyses, compilations, studies or other documents or records prepared by the Servicer, which contain information supplied by or on behalf of the Servicer or its representatives.
However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuing Entity, the Grantor Trust or the Servicer before its disclosure to the Information Recipients who is not bound by confidentiality obligations to the Issuing Entity, the Grantor Trust, the Sponsor or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients' files and records or other evidence in the Information Recipients' possession or (D) the Issuing Entity, the Grantor Trust, the Sponsor or the Servicer provides permission to the applicable Information Recipients to release.
(c)     Protection. The Asset Representations Reviewer will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.09.
(d)     Disclosure. If the Asset Representations Reviewer is required by Applicable Law to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by Applicable Law, will use its reasonable efforts to provide the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer with notice of the requirement and will cooperate, at the Issuing Entity’s expense, in the Issuing Entity’s, the Grantor Trust’s, the Sponsor’s and the Servicer’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuing Entity, the Grantor Trust, the Sponsor or the Servicer is unable to

CRVNA 2026-P3 Asset
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obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.
(e)     Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.08 by its Information Recipients.
(f)     Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor and the Servicer and the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor or the Servicer to enforce this Section 4.08, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.
Section 4.09     Personally Identifiable Information.
(a)     Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Issuing Entity PII” means PII furnished by the Issuing Entity, the Grantor Trust, the Sponsor, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.
(b)     Use of Issuing Entity PII. The Grantor Trust does not grant the Asset Representations Reviewer any rights to Issuing Entity PII except as provided in this Agreement. The Asset Representations Reviewer will use Issuing Entity PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuing Entity and the Grantor Trust and will only reproduce Issuing Entity PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all Applicable Laws applicable to PII, Issuing Entity PII or the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection (collectively, “Privacy Laws”). The Asset Representations Reviewer will protect and secure Issuing Entity PII. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with Applicable Law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuing Entity PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuing Entity PII, (iii) protect against unauthorized access to or use of Issuing Entity PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

CRVNA 2026-P3 Asset
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(c)     Additional Limitations. In addition to the use and protection requirements described in Section 4.09(b), the Asset Representations Reviewer’s disclosure of Issuing Entity PII is also subject to the following requirements:
(i) The Asset Representations Reviewer will not disclose Issuing Entity PII to its personnel or allow its personnel access to Issuing Entity PII except (A) for the Asset Representations Reviewer personnel who require Issuing Entity PII to perform an Asset Representations Review, (B) with the prior written consent of the Issuing Entity and the Grantor Trust or (C) as required by Applicable Law. When permitted, the disclosure of or access to Issuing Entity PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Issuing Entity PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuing Entity PII on the proper use and protection of Issuing Entity PII.
(ii) The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuing Entity PII with or to any third party without the prior written consent of the Issuing Entity and the Grantor Trust.
(iii) The Asset Representations Reviewer agrees, represents and warrants that the Asset Representations Reviewer has, and will continue to have, adequate administrative, technical, and physical safeguards designed to: (a) to ensure the security and confidentiality of all PII; (b) to protect against any anticipated threats or hazards to the security or integrity of PII; and (c) to protect against unauthorized acquisition of, access to or use of PII which could result in a “breach” as that terms is defined under applicable Privacy Laws, or substantial harm to Issuing Entity, the Grantor Trust or Servicer or any individual about whom the Issuing Entity, the Grantor Trust or the Servicer has or collects financial and other information.
(iv) The Asset Representations Reviewer agrees to provide the Sponsor, the Issuing Entity, the Servicer and the Grantor Trust with information regarding its and its representatives’ privacy and information security systems, policies and procedures as the Sponsor, the Issuing Entity, the Grantor Trust or the Servicer may reasonably request relating to its compliance with this Agreement and applicable Privacy Laws. The Asset Representations Reviewer agrees to provide training in the Privacy Laws and Asset Representations Reviewer’s information security policies to all Asset Representations Reviewer personnel whose duties pursuant to this Agreement could bring them in contact with PII. The Asset Representations Reviewer shall comply at all times with Servicer’s information security policies and procedures in connection with any access to or use of Servicer’s network, systems or data.
(d)     Notice of Breach. The Asset Representations Reviewer will notify the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuing Entity PII and, where applicable, immediately take action to prevent any further breach.

CRVNA 2026-P3 Asset
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(e)     Return or Disposal of Issuing Entity PII. Except where return or disposal is prohibited by Applicable Law, promptly on the earlier of the completion of the Asset Representations Review or the request of the Issuing Entity, the Grantor Trust, the Sponsor or the Servicer, all Issuing Entity PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuing Entity, the Grantor Trust, the Sponsor or the Servicer, returned to the Issuing Entity, the Grantor Trust, the Sponsor or the Servicer, as applicable, without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuing Entity, the Grantor Trust, the Sponsor or the Servicer. Where the Asset Representations Reviewer retains Issuing Entity PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuing Entity PII to that required by Applicable Law.
(f)     Modification. The Asset Representations Reviewer and the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer agree to modify this Section 4.09 as necessary for either party to comply with Applicable Law.
(g)     Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer and each of their authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.09 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. Each of the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer agrees to make reasonable efforts to schedule any audit described in this Section 4.09 with the inspections described in Section 4.06, and to coordinate any such audit(s) to be performed by the auditing parties concurrently. The Asset Representations Reviewer will also permit the Issuing Entity, Grantor Trust, the Sponsor and the Servicer during normal business hours on reasonable advance notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement. Each of the Issuing Entity, the Grantor Trust, the Sponsor and the Servicer will, and will cause its authorized representatives to, hold in confidence the information provided by the Asset Representations Reviewer pursuant to this Section 4.09. Information to be provided by the Asset Representations Reviewer pursuant to this Section 4.09 may be conditioned on the execution of a confidentiality or non-disclosure agreement.
(h)     Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Grantor Trust’s Affiliates or a third party when performing an Asset Representations Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.09, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party may enforce the PII related terms of this Section 4.09 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

CRVNA 2026-P3 Asset
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ARTICLE V.

REMOVAL, RESIGNATION
Section 5.01     Eligibility of the Asset Representations Reviewer.
The Asset Representations Reviewer must be a Person who (a) is not Affiliated with the Seller, the Depositor, the Servicer, the Backup Servicer, the Issuing Entity, the Grantor Trust, the Indenture Trustee, the Owner Trustee, the Grantor Trust Trustee or any of their Affiliates and (b) was not, and is not Affiliated with a Person that was, engaged by the Seller or any underwriter to perform any due diligence on the Receivables prior to the Closing Date.
Section 5.02     Resignation and Removal of Asset Representations Reviewer.
(a)     No Resignation. The Asset Representations Reviewer will not resign as Asset Representations Reviewer unless it determines it is legally unable to perform its obligations under this Agreement and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under Applicable Law. In such event, the Asset Representations Reviewer will deliver a notice of its resignation to the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor and the Servicer, together with an opinion of counsel supporting its determination.
(b)     Removal. If any of the following events occur, the Administrator, by notice to the Asset Representations Reviewer, may remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:
(i) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.01;
(ii) the Asset Representations Reviewer breaches of any of its representations, warranties, covenants or obligations in this Agreement; or
(iii) a Bankruptcy Event of the Asset Representations Reviewer occurs.
(c)     Notice of Resignation or Removal. The Issuing Entity will notify the Servicer, the Owner Trustee, the Grantor Trust Trustee, the Administrator and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.
(d)     Continue to Perform After Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective, and the Asset Representations Reviewer will continue to perform its obligations under this Agreement, until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.03(b).

CRVNA 2026-P3 Asset
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Section 5.03     Successor Asset Representations Reviewer.
(a)     Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Issuing Entity will engage a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.01.
(b)     Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuing Entity, Sponsor and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entering into a new agreement with the Issuing Entity and the Sponsor on substantially the same terms as this Agreement.
(c)     Transition and Expenses. If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor and the Servicer and take all actions reasonably requested to assist the Issuing Entity, the Grantor Trust, the Administrator and the Sponsor in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The outgoing Asset Representations Reviewer will pay the reasonable expenses of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on the obligations on receipt of an invoice with reasonable detail of the expenses from the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor and the Servicer or the successor Asset Representations Reviewer.
Section 5.04     Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.01, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuing Entity, the Grantor Trust, the Servicer, the Administrator and the Sponsor an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).
ARTICLE VI.
OTHER AGREEMENTS
Section 6.01     Independence of the Asset Representations Reviewer.
The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor or the Servicer for the manner in which it accomplishes the performance of its obligations under this Agreement. Unless expressly authorized by the Issuing Entity, the Grantor Trust, the

CRVNA 2026-P3 Asset
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Administrator, the Sponsor or the Servicer, the Asset Representations Reviewer will have no authority to act for or represent the Issuing Entity, Grantor Trust, the Administrator, the Sponsor or the Servicer, and will not be considered an agent of the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor or the Servicer. Nothing in this Agreement will make the Asset Representations Reviewer and the Issuing Entity, the Grantor Trust, the Administrator, the Sponsor or the Servicer members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.
Section 6.02     No Petition.
Each of the parties agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full or final distribution, as applicable, of all securities issued by the Depositor, the Issuing Entity, the Grantor Trust or by a trust for which the Depositor was a depositor, it will not start or pursue against, or join any other Person in starting or pursuing against the Depositor , the Issuing Entity or the Grantor Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law. This Section 6.02 will survive the termination of this Agreement.
Section 6.03     Limitation of Liability of Owner Trustee and Grantor Trust Trustee.
It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNY Delaware”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by BNY Delaware but is made and intended for the purpose of binding only the Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on BNY Delaware, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuing Entity or Grantor Trust, as applicable, in this Agreement and (e) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity or the Grantor Trust, as applicable under this Agreement.
Section 6.04     Termination of Agreement.
This Agreement will terminate, except for the obligations under Section 4.04 and the other obligations of the Trust, the Servicer and the Asset Representations Reviewer specified as surviving the termination of this Agreement, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture, (b) the date the Issuing

CRVNA 2026-P3 Asset
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Entity is terminated under the Trust Agreement, (c) the date the Grantor Trust is terminated under the Grantor Trust Agreement and (d) the removal or resignation of the Asset Representations Reviewer in accordance with the terms of this Agreement.
ARTICLE VII.
MISCELLANEOUS PROVISIONS
Section 7.01     Amendments.
(a)    Any term or provision of this Agreement may be amended, waived, supplemented or modified by the Administrator, the Servicer and the Asset Representations Reviewer without the consent of any of the Indenture Trustee, the Issuing Entity, the Grantor Trust, the Owner Trustee, the Grantor Trust Trustee, the Noteholders, the Certificateholders or any other Person subject to the satisfaction of one of the following conditions:
(i)    the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;
(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or
(iii)    to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Administrator.
(b)    This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date, or if the aggregate Outstanding Amount of the P&I Notes (other than the Class N Notes) has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 7.01(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders.
(c)    It will not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 7.01(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of

CRVNA 2026-P3 Asset
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obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
(d)    Prior to the execution of any amendment or consent pursuant to Section 7.01(b), the Depositor shall provide written notification of the substance of such amendment or consent to each Rating Agency; and promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 7.01 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties of the Indenture Trustee, the Owner Trustee or the Grantor Trust Trustee without the prior written consent of such Person.
(e)    Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered by the Administrator to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Issuing Entity or the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.
Section 7.02     Assignment; Benefit of Agreement; Third Party Beneficiaries.
(a)    Assignment. Except as stated in Section 5.04, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Issuing Entity, the Grantor Trust and the Servicer.
(b)    Benefit of Agreement; Third-Party Beneficiaries. This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns. The Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee, for the benefit of the Noteholders, will be third-party beneficiaries of this Agreement and may enforce this Agreement against the Asset Representations Reviewer and the Servicer. No other Person will have any right or obligation under this Agreement.
Section 7.03     Notices.
(a)    Notices to Parties. All notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered given:
(i)    for overnight mail, on delivery or, for registered first class mail, postage prepaid, three (3) days after deposit in the mail;
(ii)    for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

CRVNA 2026-P3 Asset
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(iii)    for an email, when receipt is confirmed by telephone or reply email from the recipient; and
(iv)    for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has occurred.
(b)    Notice Addresses. Any notice, request, demand, consent, waiver or other communication provided hereunder shall be delivered as specified in Part III of Appendix A to the Receivables Purchase Agreement.
Section 7.04     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 7.05     Submission to Jurisdiction, Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
(a)     submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)     consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)     agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 7.03 of this Agreement;
(d)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)     to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

CRVNA 2026-P3 Asset
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Section 7.06     Waivers. No failure or delay on the part of any party hereto in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
Section 7.07     Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.
Section 7.08     Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Section 7.09     Headings. The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.
Section 7.10     Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.
Section 7.11     Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 7.12     Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity,

CRVNA 2026-P3 Asset
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legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
Section 7.13     Legal Fees Associated with Indemnification. With respect to any indemnification provisions in this Agreement providing that a party to this Agreement is required to indemnify another party to this Agreement for attorney’s fees and expenses, such fees and expenses are intended to include attorney’s fees and expenses relating to the enforcement of such indemnity.
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CRVNA 2026-P3 Asset
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IN WITNESS WHEREOF, the Issuing Entity, the Grantor Trust, the Servicer, the Administrator, the Sponsor and the Asset Representations Reviewer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.
CARVANA AUTO RECEIVABLES TRUST 2026-P3, as Issuing Entity
By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuing Entity

By:     /s/ Dawn Plows____________________
Name:    Dawn Plows
Title:    Associate

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3, as Grantor Trust
By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee on behalf of the Grantor Trust

By:     /s/ Dawn Plows____________________
Name:    Dawn Plows
Title:    Associate

CARVANA, LLC, as Administrator

By:     /s/ Paul Breaux____________________
Name:    Paul Breaux
Title:    Vice President, Secretary

CARVANA, LLC, as Sponsor

By:     /s/ Paul Breaux____________________
Name:    Paul Breaux
Title:    Vice President, Secretary

[Signature Page to Asset Representations Review Agreement]

BRIDGECREST CREDIT COMPANY, LLC, as Servicer

By:	/s/ Daniel Gaudreau
Name:	Daniel Gaudreau
Title:	Chief Financial Officer

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:	/s/ Anthony Neske
Name:	Anthony Neske
Title:	Senior Vice President

[Signature Page to Asset Representations Review Agreement]

Schedule A
Review Materials
Collateral Custodian Review Materials
Receivable File

Servicer Review Materials
Servicer File
Servicer System of Record
List of Approved Contract Forms

Sponsor Review Materials
Data Tape
Sch. A
CRVNA 2026-P3 Asset
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Carvana Retail Agreed Upon Procedures

Schedule B
Representations, Warranties and Tests
Representation and Warranty
Characteristics of Receivables. As of the Cutoff Date, (or such other date as may be specifically set forth below), such Receivable:
(1)    was originated by the Seller or the FAC Seller, as applicable, in the United States of America for the retail sale of a Financed Vehicle;
(2)    was executed or electronically authenticated by the parties thereto;
(3)    contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the Financed Vehicle;
(4)    provided, at origination, for level scheduled monthly payments that fully amortize the amount financed over the original term (except that the first or last payment may be smaller or greater than the level payments);
(5)    is secured by a Financed Vehicle that has not been repossessed;
(6)    is a Simple Interest Receivable;
(7)    as of the Cutoff Date, was not considered a Delinquent Receivable for more than 30 days;
(8)    has an original term of not greater than 84 monthly payments;
(9)    has a Deal Score equal to or greater than 50 at the time of origination; and
(10)    has a fixed Annual Percentage Rate of not more than 28%.
Documents
Receivable File
List of Approved Contract Forms
Data Tape
Procedures to be Performed
Sch. B-1
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

(i)    Origination
a.    Review the Contract and confirm that the address for each of the Seller and the Obligor is a United States address.
(ii)    Execution or Electronic Authentication
a.    Review the Contract and verify it was executed or electronically authenticated by the Obligor, co-buyer (if applicable) and the Seller.
(iii)    Customary and Enforceable Provisions
a.    Confirm the Contract form number and revision date are listed on the List of Approved Contract Forms.
(iv)    Fully Amortizing Payment Schedule
a.    Review the Contract and confirm that all payments are equivalent with the exception of the first and last payment.
b.    Review the Truth-in-Lending section of the Contract, calculate the product of the Amount of Payments with the Number of Payments, and confirm that this amount is equal to the Total of Payments.
(v)    Financed Vehicle
a.    Review the “Year”, “Make” and “Model” sections of the Retail Sale Contract and confirm that the Financed Vehicle constitutes a used or new automobile, light-duty truck, minivan or sport utility vehicle.
b.    Confirm that the records of the Servicer do not show that the Financed Vehicle has been repossessed without reinstatement of the related Contract as of the Cutoff Date.
(vi)    Simple Interest
a.    Review the Contract and confirm that the Receivable is a Simple Interest Receivable.
(vii)    Delinquency
a.     Review the Data Tape and confirm that payment in excess of 10% of a Scheduled Payment on such Receivable was not more than 30 days past due as of the Cutoff Date.
Sch. B-2
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

(viii)    Maturity
a.     Review the Contract and confirm that the Receivable had an original term to maturity of not greater than 84 monthly payments.
(ix)    Deal Score
a.    Review the Data Tape and confirm that the Deal Score is equal to or greater than 50 at the time of origination.
(x)    Contract Fixed Rate
a.    Confirm that the fixed Annual Percentage Rate is not more than 28%.
(xi)    If steps (i) through (xi) are confirmed, then Test Passes.

Sch. B-3
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Compliance with Law. Such Receivable complied at the time it was originated in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, except where the failure to comply (i) was remediated or cured in all material respects prior to the Cutoff Date or (ii) would not render such Receivable unenforceable or create liability for the Purchaser or the Issuing Entity, as assignee of such Receivable.
Documents
Receivable File
List of Approved Contract Forms
Servicer System of Record
Procedures to be Performed
(i)    Review the Contract and confirm that the form number and revision date are on the List of Approved Contract Forms.
(ii)    Confirm that the following disclosures are included in the Contract:
(A) Prepayment disclosure
(B) Late payment policy including the late charge amount (or calculation)
(C) Security Interest Disclosure
(D) Contract Reference
(E) Insurance Requirements
(iii)    Review the Servicer System of Record and Receivable File to confirm that there is no evidence of any judgment against Carvana indicating that the Contract was originated in violation of applicable law.
(iv)    Review the Servicer System of Record and Receivable File to confirm that there is no evidence of any obligor(s) alleging non-compliance.
(v)    If steps (i) through (iv) are confirmed, then Test Passes.
Sch. B-4
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Binding Obligation. Such Receivable constitutes the legal, valid and binding obligation of the related Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, affecting the enforcement of creditors’ rights generally, any state or federal consumer protection laws or regulations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and (ii) as such Receivable may be modified by the application of the Servicemembers Civil Relief Act, as amended, or other similar federal or state law to the extent applicable to the related Obligor.
Documents
Receivable File
List of Approved Forms
Procedures to be Performed
(i)    Confirm that the Contract’s form number and revision date are on the List of Approved Contract Forms.
(ii)    Confirm that the Obligor(s) signed or electronically authenticated the Contract.
(iii)    If steps (i) and (ii) are confirmed, then Test Passes.

Sch. B-5
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
No Government Obligor. Such Receivable is not due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.
Documents
Receivable File
Procedures to be Performed
(i)    Review the buyer section on the Contract and confirm that a person’s or business name is reported.
(ii)    If the buyer section on the Contract does not report a person’s or business name, confirm that the internet search results do not indicate the buyer to be a government agency, department, political subdivision or instrumentality.
(iii)    If step (i) or (ii) are confirmed, then Test Passes.

Sch. B-6
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Security Interest in Financed Vehicle. As of the Closing Date, is secured by a first priority perfected security interest in favor of the Seller or the FAC Seller, as applicable, in the related Financed Vehicle, or all necessary and appropriate actions shall have been commenced that would result in the valid perfection of a first priority security interest in favor of the Seller or the FAC Seller, as applicable, in the Financed Vehicle, which security interest has been validly assigned by the Seller or the FAC Seller, as applicable, to the Purchaser.
Documents
Receivable File
Procedures to be Performed
(i)    Confirm that the Certificate of Title or application therefor reports the Title Lien Nominee as the first lien holder.
(ii)    Confirm that the Obligor name on the contract matches the name on the title documents.
(iii)    Confirm that the Vehicle Identification Number (VIN) on the Contract matches the vehicle identification number as reported on Certificate of Title.
(iv)    If steps (i) through (iii) are confirmed, then Test Passes.

Sch. B-7
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Receivables in Force. The Receivable has not been satisfied, subordinated or rescinded, nor do the records of the Servicer indicate that the related Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.
Documents
Receivable File
Procedures to be Performed
(i)    Confirm that there is no indication in the Receivable File that the Receivable was subordinated or rescinded.
(ii)    Confirm that there is no indication in the Receivable File that the Receivable was satisfied prior to the Cutoff Date.
(iii)    Confirm that there is no indication in the Receivable File that the Financed Vehicle has been released from the lien in whole or in part.
(iv)    If steps (i) through (iii) are confirmed, then Test Passes.

Sch. B-8
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
No Defenses. The records of the Servicer do not reflect any material fact which have not been remediated or cured which would constitute a basis for any right of recession, offset, claim, counterclaim or defense with respect to such Receivable or the same being asserted or threatened with respect to such Receivable.
Documents
Receivable File
Data Tape
Procedures to be Performed
(i)    Review the Data Tape and confirm that there is no evidence of litigation or other attorney involvement as of the Closing Date.
(ii)    Confirm that there is no indication of breach, default, violation or event of acceleration existing under the related Contract:
a.    Confirm in the Data Tape that no payment default other than payment delinquencies of not more than 30 days were not present as of the Cutoff Date.
b.    Confirm in the Data Tape that no right of rescission, offset, claim, counterclaim or defense have been asserted or threatened.
(iii)    If steps (i) and (ii) are confirmed, Test Passes.

Sch. B-9
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
No Waiver. The records of the Servicer did not disclose that any provision of the related Contract has been waived, amended or rewritten nor have any amounts due and owing thereunder deferred or waived (except waivers, amendments, rewrites, deferrals or waivers in accordance with the Customary Servicing Practices as disclosed in the records of the Servicer).
Documents
Receivable File
Servicer File
Procedures to be Performed
(i)    Review the Receivable File and confirm that no provision has been waived, amended, or rewritten.
(ii)    Review the Servicer File and confirm no amounts due and owing have been deferred or waived other than in accordance with the Customary Servicing Practices.
(iii)    If steps (i) and (ii) are confirmed, then Test Passes.

Sch. B-10
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Insurance. The Receivable requires that the Obligor thereunder obtain physical damage insurance covering the related Financed Vehicle.
Documents
Receivable File
Procedures to be Performed
(i)    Confirm that the Contract contains language that requires the Obligor to obtain insurance against physical damage to the Financed Vehicle.
(ii)    If step (i) is confirmed, then Test Passes.

Sch. B-11
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
No Bankruptcies. The records of the Servicer did not reflect that the related Obligor on such Receivable being currently the subject of a verified bankruptcy proceeding.
Documents
Receivable File
Data Tape
Procedures to be Performed
(i)    Review the Data Tape and confirm that the Obligor was not the subject of a bankruptcy proceeding as of the Cutoff Date.
(ii)    If step (i) is confirmed, then Test Passes.

Sch. B-12
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Chattel Paper. Such Receivable constitutes any of “chattel paper,” an “account,” an “instrument” or a “general intangible” as defined in the UCC.
Documents
Receivable File
List of Approved Contract Forms
Data Tape
Procedures to be Performed
(i)    Confirm that the Contract’s form number and revision date are included on the List of Approved Contract Forms.
(ii)    Confirm that the Amount Financed as of the Cutoff Date, as reported within the Data Tape, is greater than zero.
(iii)    Confirm that the Certificate of Titles shows there is documentation of a lien against the financed vehicle.
(iv)    If steps (i) through (iii) are confirmed, then Test Passes.

Sch. B-13
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
One Authoritative Copy or Original. Such Receivable is evidenced by a single Authoritative Copy.
Documents
Receivable File
Procedures to be Performed
(i)    There is a single Authoritative Copy of the Receivable with respect to “electronic chattel paper”.
(ii)    If step (i) is confirmed, then Test Passes.

Sch. B-14
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Prepayment. Such Receivable provides that a prepayment by the related Obligor will fully pay the principal balance and accrued interest through the date of prepayment based on such Receivable’s Annual Percentage Rate.
Documents
Receivable File
Procedures to be Performed
(i)    Review the Contract and confirm that it includes a prepayment disclosure allowing the Obligor to pay off the account early.
(ii)    If step (i) is confirmed, then Test Passes.

Sch. B-15
CRVNA 2026-P3 Asset
Representations Review Agreement

Carvana Retail Agreed Upon Procedures

Representation and Warranty
Origination Date. The Receivable was originated at least eight days prior to the Cutoff Date.
Documents
Receivable File
Procedures to be Performed
(i)    Review the Receivable File and confirm that it was originated eight days prior to the Cutoff Date.
(ii)    If step (i) is confirmed, then Test Passes.
Sch. B-16
CRVNA 2026-P3 Asset
Representations Review Agreement